                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 1, 1999


                      AUBURN NATIONAL BANCORPORATION, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    0-26486                63-0885779
     ---------------               -----------            -------------
     (State or Other               (Commission            (IRS Employer
     Jurisdiction of               File Number)           Identification No.)
     Incorporation)


       100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110
--------------------------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (334) 821-9200
                        ---------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     ------------

         On October 1, 1999, Auburn National Bancorporation, Inc. announces Third Quarter Earnings. A copy of the press release is attached to the end of this report.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

         (c)    Exhibits

                The following exhibits are filed herewith:

         Exhibit No.             Description
         -----------             -----------

         99.1 Press Release dated October 1, 1999 to announce Third Quarter Earnings
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AUBURN NATIONAL BANCORPORATION, INC.
                                    (Registrant)



                                    /s/ Linda D. Fucci
                                    ------------------------------------
                                    Linda D. Fucci
                                    Chief Financial Officer



Date:  October 7, 1999
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                                INDEX TO EXHIBITS
                                -----------------



Exhibit
-------

99.1           Press Release for Third Quarter Earnings